Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements listed below, of our report dated February 27, 2004, with respect to the consolidated financial statements of Tapestry Pharmaceuticals, Inc. (Formerly NaPro BioTherapeutics, Inc.) which is included in this Annual Report (Form 10-K) for the year ended December 29, 2004.

•  Form S-8 (No. 333-05561) pertaining to the 1993 Stock Option Plan and the 1994 Long-Term Performance Incentive Plan of NaPro BioTherapeutics, Inc.;

•  Form S-8 (No. 333-75551) pertaining to the 1994 Long-Term Performance Incentive Plan and the 1998 Stock Incentive Plan of NaPro BioTherapeutics, Inc.;

•  Form S-8 (No. 333-52008) pertaining to the 1994 Long-Term Performance Incentive Plan and the 1998 Stock Incentive Plan of NaPro BioTherapeutics, Inc.;

•  Form S-8 (No. 333-73470) pertaining to the 1994 Long-Term Performance Incentive Plan and the 1998 Stock Incentive Plan of NaPro BioTherapeutics, Inc;

• Form S-8 (No. 333-120081) pertaining to the 1994 Long-Term Performance Incentive Plan, the 1998 Stock Incentive Plan, the 2004 Equity Incentive Plan, and the 2004 Non-Employee Directors’ Stock Option Plan of Tapestry Pharmaceuticals, Inc;

•  Form S-3 (No. 333-95522) and related Prospectus pertaining to 1,375,000 shares of common stock of NaPro BioTherapeutics, Inc.;

•  Form S-3 (No. 333-29477) and related Prospectus pertaining to 1,600,000 shares of common stock of NaPro BioTherapeutics, Inc.;

•  Form S-3 (No. 333-42419) and related Prospectus pertaining to 1,000,000 shares of common stock of NaPro BioTherapeutics, Inc.;

•  Form S-3 (No. 333-78016) and related Prospectus pertaining to 360,000 shares of common stock, 80,000 warrants, and 1,005,000 other shares of common stock by selling stockholders of NaPro BioTherapeutics, Inc.;

•  Form S-3 (No. 333-51070) and related Prospectus pertaining to the registration of 2,213,334 shares of common stock of NaPro BioTherapeutics, Inc.;

•  Form S-3 (No. 333-82810) and related Prospectus pertaining to the registration of 1,500,000 shares of common stock of NaPro BioTherapeutics, Inc.

•  Form S-3 (No. 333-112774) pertaining to the registration of 500,000 shares of common stock of NaPro BioTherapeutics, Inc.; and

•  Form S-3 (No. 333-107817) and related Prospectus pertaining to the registration of 6,500,000 shares of common stock and 1,000,000 shares of preferred stock of NaPro BioTherapeutics, Inc.

/s/ ERNST & YOUNG LLP

Denver, Colorado
February 23, 2005